UNITED STATES
                     SECURITIES EXCHANGE COMMISSION
                         Washington, D.C.   20549


                          SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

  Filed by the Registrant [ X ]
  Filed by a Party other than the Registrant [  ]

  Check the appropriate box:

  [   ]  Preliminary Proxy Statement
  [ X ]  Definitive Proxy Statement
  [   ]  Definitive Additional Materials
  [   ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                   UNITED SYSTEMS TECHNOLOGY, INC.
            (Name of Registrant as Specified in Its Charter)

                          Randall L. McGee
              (Name of Person(s) filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
  [ X ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(j)(2).
  [   ]  $500 per each party to the controversy pursuant to Exchange Act
         Rule 14a-6(i)(3).
  [   ]  Fee computed on table below per Exchange Act rules 14a-6(i)(4) and
         0-11.

  1)  Title of each class of securities to which transaction applies:
        		    __________________________________________________________
  2)  Aggregate number of securities to which transaction applies:
    		        __________________________________________________________
  3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11:*
        		    __________________________________________________________
  4)  Proposed maximum aggregate value of transaction:
        		    __________________________________________________________

* Set forth the amount on which the filing fee is calculated and state how it was defined.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 1)  Amount Previously Paid:__________________________________
 2)  Form Schedule or Registration Statement No.: ____________________
 3)  Filing Party:_______________________________________________
 4)  Date Filed:________________________________________________



                  UNITED SYSTEMS TECHNOLOGY, INC.
   _________________________________________________________________

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          JUNE 26, 1996
   _________________________________________________________________


	The Annual Meeting of Shareholders of United Systems Technology, Inc., an Iowa corporation, will be held at 9:00 a.m., Central Time, Wednesday June 26, 1996 at the Company's executive offices, 3021 Gateway Drive, Suite #240, Irving, Texas, 75063, for the following purposes:


    1. To elect five members of the Board of Directors of the Company;

    2. To ratify or reject the selection of Grant Thornton LLP as the independent accountants for the Company;

    3. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.


	All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on May 10, 1996 will be entitled to vote.

	A Proxy Statement explaining the matters to be acted upon at the meeting follows. Please read it carefully. Also enclosed is a copy of the Company's Annual Report for the fiscal year ended
December 31, 1995.


                            							Randall L. McGee, Secretary


May 17, 1996
3021 Gateway Drive, #240
Irving, Texas	75063


                   YOUR VOTE IS IMPORTANT

	Shareholders are urged to designate their choices as to the matters to be acted upon, and to date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States. Your prompt return of the Proxy will help to assure a quorum at the meeting and to avoid additional Company expense for further solicitation.


               UNITED SYSTEMS TECHNOLOGY, INC.
         ANNUAL MEETING OF SHAREHOLDERS - JUNE 26, 1996
   _________________________________________________________________

                      PROXY STATEMENT
   _________________________________________________________________

                    GENERAL INFORMATION

	This Proxy Statement is furnished in connection with the solicitation of Proxies in behalf of the Board of Directors of United Systems Technology, Inc., an Iowa corporation, for use at the Company's Annual Meeting of Shareholders, to be held on Wednesday, June 26, 1996, and at any and all adjournments of such meeting. This Proxy Statement and Proxy are being mailed on or about May 22, 1996 to shareholders of record of the Company on May 10, 1996.

	If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares represented will be voted in accordance with the instructions contained therein. Executed Proxies that contain no instructions will be voted (1) for the nominees for director indicated herein and (2) in favor of ratification of the selection of Grant Thornton LLP as independent accountants for the Company. In their discretion, the proxies are also authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

	A shareholder who executes a Proxy for the Annual Meeting may revoke it any time before it is voted. A Proxy may be revoked by delivering written notice of revocation to the Company, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person.

	The Company's executive offices are located at 3021 Gateway Drive, Suite 240, Irving, Texas 75063.

                 VOTING RIGHTS AND VOTE REQUIRED

	Only shareholders of record at the close of business on May 10, 1996 will be entitled to vote at the Annual Meeting. As of May 10, 1996, 38,643,163 shares of Common Stock, par value $.10 per shares; 500,000 shares of Series B Preferred Stock, par value $.10 per share; 750,000 shares of Series C Preferred
Stock, par value $.10 per share; 500,000 shares of Series D Preferred Stock, par value $.10 per share; and 300,000 shares of Series E Preferred Stock, par value $.10 per share were issued and outstanding. Each Common Shareholder is entitled to one vote per share on each matter to be voted upon at the meeting. Series
B Preferred Shareholders are entitled to a total of 3,831,805 votes on each matter to be voted upon at the meeting. Series C Preferred Shareholders are entitled to a total of 1,283,615 votes on each matter to be voted upon at the meeting. Series D
Preferred Shareholders are entitled to a total of 2,051,865 votes on each matter to be voted upon at the meeting. Series E
Preferred Shareholders are entitled to a total of 2,016,085 votes on each matter to be voted upon at the meeting.


	A quorum for the Annual Meeting will exist if a majority of the shares entitled to vote are present in person or by Proxy.
If a quorum is present, election of directors for the ensuing year and the ratification of Management's selection of independent accountants will require an affirmative vote by a majority of the votes to which shareholders voting at the meeting are entitled to vote with respect to each such matter.

	Meeting costs, including the costs of preparing and mailing the Proxy Statement and Proxy, will be borne by the Company. The Company may, in addition, use the services of its directors, officers and employees to solicit Proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of the Company in nominee names to distribute annual reports and Proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

                     Election of Directors

	The Company's Board of Directors has nominated the five persons listed below for election as directors for the ensuing year. Directors will hold office until the Annual Meeting of Shareholders held in 1997, and until their successors are duly elected and qualified, or until their death, resignation or removal. The nominees are presently directors of the Company and have served in that capacity since originally elected. A shareholder using the enclosed Proxy Card can vote for all or any of the nominees or such shareholder may withhold his vote from all or any of such nominees. If the Proxy Card is properly executed but unmarked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the Proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. There are no family relationships among these nominees.

        	Name	              Age	              Position

		Thomas E. Gibbs		          47         		Chairman of the Board,
                                  								Chief Executive Officer,
                                  								President and Director

		Jordan Issackedes		        64         		Director

		David G. Sengpiel	        	43         		Director

		Scott A. Burri	          		33	         	Director

		Earl H. Cohen	           		48         		Director

	Thomas E. Gibbs, Chairman of the Board, Chief Executive Officer, President and Director. Mr. Gibbs founded Mentor Systems, Inc. in 1981, served as its President until 1987 when the company was sold to Philadelphia Suburban Corporation, and continued as President until 1988. From 1988 to 1989, Mr. Gibbs served as Chairman of PSC Information Services, Inc., the information technology subsidiary of Philadelphia Suburban Corporation and President of Digital Systems, Inc., a PSC Information Services subsidiary. From 1989 to 1990, Mr. Gibbs was Senior Vice President for Information Technology at Philadelphia Suburban Corporation. In 1990, Mr. Gibbs became President of PSC Information Services, Inc. and served in that capacity until 1991 when two of the five PSC Information Services companies were acquired by Systems and Computer Technology Corp. ("SCT"). After the acquisition, Mr. Gibbs became President of Mentor Information Systems, Inc., one of the two companies acquired by SCT, until 1993. In addition, from 1992 until 1993 he served as President of Moore Governmental Systems, Inc., another SCT subsidiary. Mr. Gibbs was elected to his current position of Chairman of the Board, Chief Executive Officer and President of the Company effective January 1, 1994. Mr. Gibbs received a Bachelor of Science degree, Masters of Business Administration and a Ph.D. degree from the University of Cincinnati.

	Jordan Issackedes, Director. Mr. Issackedes began his career in 1953 with the accounting firm of Coopers & Lybrand. From 1960 to 1969, Mr. Issackedes was employed by the Okinite Company in various management capacities, culminating in his serving as Vice President of Finance and a member of the Board of Directors from 1966 to 1969. From 1969 to 1982, Mr. Issackedes was President, Chief Operating Officer and a member of the Board of Directors of General Felt Industries, Inc. From 1983 trough 1985, Mr. Issackedes was President and principal owner of C&J Zimmerman, a flooring manufacturer and contractor. From 1984 to 1988, Mr. Issackedes was affiliated with Software Plus, Inc., a privately-held corporation which develops and markets specialized computer software systems, initially as a member of its Board of Directors and of the executive committee of the Board, and from 1985 to 1988 as its Chairman of the Board and Chief Executive Officer. Currently Mr. Issackedes is President of Jordan Issackedes Associates, Inc., a management services firm which Mr. Issackedes founded in 1983. Mr. Issackedes was a consultant to the Company from July 1988 until October 1989 when he was elected to the position of Chairman of the Board, Chief Executive Officer and President, which he held until December 31, 1993. He has served as a director of the Company since December, 1988.

	David G. Sengpiel, Director. Mr. Sengpiel has been a Vice-President of Equity Dynamics, Inc., a financial consulting firm located in Des Moines, Iowa, since March 1995. From 1993 until 1995, Mr. Sengpiel was the Alternate Investment Manager with Farm Bureau Life Insurance Company. From 1990 to 1993, Mr. Sengpiel held the position of President of Vantage Cable International, a subsidiary of Farm Bureau Life Insurance Company. Mr. Sengpiel received a Bachelor of Science degree in Business from Carroll College.

	Scott A Burri, Director. Mr. Burri has been employed by Ventana Growth Funds, a California-based asset management firm, since 1992, and is responsible for the management, analysis and oversight of a number of portfolio companies. Prior to 1992, Mr. Burri was employed as an investment banker at First Boston Corporation in New York, New York and Credit Suisse in Zurich, Switzerland. Mr. Burri has previously served on the Boards of public and private companies. Mr. Burri received a Bachelor of Science degree from Oregon State University and Master of Business degree from the University of Southern California.

	Earl H Cohen, Director. Mr. Cohen is an attorney and has served as Chief Executive Officer of the law firm of Mansfield & Tanick, P.A. since 1992. Prior to joining the law firm of Mansfield & Tanick in 1990, Mr. Cohen was an attorney in private practice from 1976 through 1990. From 1973 through 1976, Mr. Cohen served as Trust Officer of Norwest Bank Minneapolis. Mr. Cohen received his Bachelor of Science degree in Business from the University of Minnesota in 1970 and his law degree from the University of Minnesota in 1973. Mr. Cohen has previously served on the boards of private companies.

	The Board of Directors has established a Compensation/Stock Option Committee and an Audit Committee. The Compensation/Stock Option Committee was originally established by the Board of Directors in January, 1987 to administer the Company's Stock
Option Plan. In June, 1988 the duties of the Committee were expanded to include the review of management compensation. The Committee held one meeting during the year ended December 31, 1995 and was comprised of John Pappajohn, Jordan Issackedes and Scott Burri. The Audit Committee was established by the Board of Directors in June, 1988 to monitor preparation of the Company's financial statements. The Committee held one meeting during the year ended December 31, 1995 and was comprised of John Pappajohn, Jordan Issackedes and Scott Burri. The Company has no other committees of the Board of Directors. Committee appointments for the upcoming year will be made at the annual meeting of the Board of Directors.

	The Board of Directors held 5 meetings during the year ended December 31, 1995. All Directors attended 75% or more of all meetings of the Board and of the committees on which they served.

                       Executive Officers

	The Executive officers of the Company are appointed annually by the Board of Directors and serve an indefinite term. All executive officers of the Company are employed on a full-time basis. No family relationship exists between any executive officer of the Company.

    	Name  	       Age  Position

		Thomas E. Gibbs		 47		Chairman of the Board,
               					 			Chief Executive Officer,
               						 		President and Director

		Randall L. McGee		39		Secretary, Treasurer and
                 							Vice-President - Finance

	Thomas E. Gibbs, Chairman of the Board, Chief Executive
Officer, President and Director.  See Resume on Page 3 of this
Proxy Statement.

	Randall L. McGee, Secretary/Treasurer and Vice President - Finance. Mr. McGee was appointed Secretary, Treasurer and Controller of the company in October, 1988. Mr. McGee is a certified public accountant and, from 1982 until he joined the Company, served as Controller of National FSi, Inc., a provider of computer software and ancillary services for the management of pension and other employee benefit plans. Mr. McGee received a Bachelor of Arts Degree in Accounting from the University of Northern Iowa in 1979.

                  SECURITY OWNERSHIP OF CERTAIN
                 BENEFICIAL OWNERS AND MANAGEMENT

	The following table sets forth the ownership of each person who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock as of May 10, 1996.


	Name and Address	          Amount and Nature		            Percent
	of Beneficial Owner		   of Beneficial Ownership	          of Class

	John Pappajohn	              8,328,255	(1)	                20.4%
	666 Walnut Street
	Des Moines, IA   50309

	Farm Bureau Mutual	          7,899,755	(2)	                17.0%
	  Insurance Company
	5400 University Avenue
	West Des Moines, IA   50263

	Edgewater Private	           6,166,666	                    16.0%
	  Equity Fund L.P.
	666 Grand Avenue, Suite 200
	Des Moines, IA   50309

	Dralvar Capital Corp.	       5,000,000	                    12.9%
	2650 IDS Center
	80 South Eight Street
	Minneapolis, MN   55402

	Thomas E. Gibbs             	4,060,000	(3)               	 9.7%
	4701 American Blvd., #2319
	Euless, TX   76040

	Ventana Growth Fund	         3,233,615	(4)	                7.9%
	18881 Von Karmon
	Tower 17 - Suite 350
	Irvine, CA   92715

  _________________________________________________________________

(1)  Includes: (i) 3,150,000 shares of Common Stock issuable on
exercise of warrants held by   Mr. Pappajohn;  (ii) 202,500
shares of Common Stock owned by Mary Pappajohn, the wife of Mr. Pappajohn; and (iii) 400,000 shares of Common Stock owned by Evia Associates, a partnership owned by John and Mary Pappajohn. Mr. Pappajohn disclaims beneficial ownership of the shares of Common Stock owned by his wife and 200,000 shares of the shares of Common Stock owned by Evia Associates.


(2) Farm Bureau Mutual Insurance Company ("Farm Bureau") is deemed to be the beneficial owner of such shares because it is the holder of 500,000 shares of Series B Preferred Stock which, as of May 10, 1996 were convertible into 3,831,805 shares of Common Stock; the holder of 500,000 shares of Series D
Preferred Stock which, as of May 10, 1996, were convertible into 2,051,865 shares of Common Stock and the holder of 300,000 shares of Series E Preferred Stock which, as of May
10, 1996, were convertible into 2,016,085 shares of Common
Stock. Farm Bureau is the beneficial owner of 63% if the Company's Preferred Stock by virtue of its ownership of the 500,000 shares of Series B Preferred Stock, 500,000 shares of Series D Preferred Stock and 300,000 shares of Series E
Preferred Stock.  The 500,000 shares of Series B Preferred
Stock are entitled to a total of 3,831,805 votes, the Series D Preferred Stock are entitled to 2,051,865 votes and the Series
E Preferred Stock are entitled to a total of 2,016,085 votes at the Annual Meeting of Shareholders which is the subject of the Proxy Statement.

(3) Includes 3,000,000 shares of Common Stock issuable on exercise of options held by Mr. Gibbs. Under the terms of these options, 750,000 shares became exercisable on February 17, 1995, 750,000 shares became exercisable on February 17, 1996,
375,000 shares become exercisable on July 11, 1996, 375,000 shares become exercisable on July 11, 1997, 375,000 become exercisable on July 11, 1998 and 375,000 shares become exercisable on July 11, 1999.

(4)	Ventana Growth Fund ("Ventana") is deemed to be the
beneficial owner of such shares because it is the holder of warrants to purchase 950,000 shares of Common Stock and it is the holder of 750,000 shares of Series C Preferred Stock which, as of May 10, 1996, were convertible into 1,283,615 shares of Common Stock. Ventana is the beneficial owner of 37% of the Company's Preferred Stock by virtue of its ownership of the 750,000 shares of Series C Preferred Stock. The 750,000 shares of Series C Preferred Stock are entitled to a total of 1,283,615 votes at the Annual Meeting of Shareholders which is the subject of this Proxy Statement.



	The following table sets forth the ownership of each of the directors of the Company, and the directors and officers as a group, of the Company's Common Stock as of May 10, 1996.

    Name and Address    		     Amount and Nature              Percent
   of Beneficial Owner	     Of Beneficial Ownership	         	of Class

    Thomas E. Gibbs		            4,060,000	(1)		                9.7 %

    Jordan Issackedes          		1,618,000	(2)                		4.1 %

    Randall L. McGee	              500,000	(3)                		1.3 %

    Scott A. Burri	                280,000                      	*

 All Officers and Directors
   as a group (6 persons)		      6,458,000 	                 		15.0 %

 * Percent of class less than 1 %


(1)	Includes 3,000,000 shares of Common Stock issuable on
exercise of options held by Mr. Gibbs. Under the terms of these options, 750,000 shares became exercisable on February 17, 1995, 750,000 shares became exercisable on February 17, 1996, 375,000 shares become exercisable on July 11, 1996, 375,000 shares become exercisable on July 11, 1997, 375,000 become exercisable on July 11, 1998 and 375,000 shares become exercisable on July 11, 1999.

(2)	Includes (i) 750,000 shares of Common Stock issuable on
exercise of a warrant and an option held by Mr. Issackesdes and (ii) 250,000 shares of Common Stock which Mr. Issackedes has the right to purchase from the Company at any time. The warrant is immediately exercisable by the holder thereof and the option is exercisable on July 11, 1996.

(3)	Includes 500,000 shares of Common Stock issuable in exercise of an option held by Mr. McGee. Under the terms of the option, 125,000 shares become exercisable on July 11, 1996, 125,000 shares become exercisable on July 11, 1997, 125,000 shares become exercisable on July 11, 1998 and 125,000 shares become exercisable on July 11, 1999.

                      Management Compensation

Executive Compensation

	The following table sets forth the compensation paid or accrued by the Company for service rendered during the last fiscal year to the Company's Chief executive Officer and each of the most highly compensated officers of the Company whose compensation exceeds $ 100,000.


	Summary Compensation Table

	Name and 	        Annual  Compensation	          Long Term	      All Other
Principal Position	 Year         Salary	  Bonus  	Compensation 	Compensation

	Thomas E. Gibbs	   1995	       $133,750	  -0-        	-0-	           -0-
	Chairman of the Board
	Chief Executive Officer
	and President

	None of the Company's officers currently have written employment agreements with the company.

           Stock Option and Warrant Grants in Last Fiscal Year

	In July, 1995, the Company granted an option to Mr. Gibbs to purchase 1,500,000 shares of its Common Stock at a price of $.035 per share, and granted an option to Mr. McGee to purchase 500,000 shares of its Common Stock as a price of $ .035 per share. In
July, 1995, the Company canceled an option issued to Mr. Gibbs in February 1994 to purchase 1,500,000 shares of its Common Stock and issued a new option to Mr. Gibbs to purchase 1,500,000 shares of its Common Stock at a price of $.035 per share.


          Aggregate Stock Option and Warrant Exercises in the
      Last Fiscal Year and Fiscal Year-End Option and Warrant Values

	The following table sets forth information regarding year-end value of options and warrants held by the Company's Chief
Executive Officer for the year ending December 31, 1995. No options or warrants were exercised by the Company's Chief
Executive Officer during the year.


                                                              	Value of
                             Number of	                      Unexercised
                            Unexercised	                    In-The-Money
       Shares   	Value    	Options/Warrants	             Options/Warrants(1)
     	Acquired  Realized	   ---At Year End---             ---At Year End---
Name Exercise	At Exercise	Exercisable Unexercisable	 Exercisable Unexercisable

Thomas E.
Gibbs	   -0-	      -0-	     1,500,000	  1,500,000	       -0-          	-0-

(1)  1995 closing bid price was $.02.

Compensation Pursuant to Plans

	 The Company adopted a Stock Option Plan on May 25, 1982. This plan was terminated in September, 1986. All options granted under this plan have expired or been extinguished. The Board of Directors of the Company adopted a new Stock Option Plan on September, 27, 1986 (the "Plan"). The Company currently has a total of 12,000,000 shares of Common Stock for issuance pursuant to the Plan. The Plan was approved by the stockholders of the Company on June 3, 1987. The Plan is designed as an incentive for directors and employees and is administered by the Compensation/Stock Option Committee of the Board of Directors, which selects optionees and determined the number of shares of Common Stock subject to each option and whether such option is an incentive or non-statutory stock option. The Plan provided that no option may be granted at a price less than the fair market value of the Common Stock on the date of grant. Unless otherwise specified, the options expire ten years from the date of grant and may not be exercised in whole or in part during the entire one-year period from date of grant. Thereafter, options may be exercised in whole or in part, depending on the terms of the particular option. There are currently 4,810,000 options outstanding under the Plan. The Company is proposing that the shareholders approve an amendment to the Plan to increase the number of authorized shares thereunder to 12,000,000.

	Effective January 16, 1992, the Company established the USTI Employees' 401 (K) Profit Sharing Plan and Trust (the "Plan"), which is a defined contribution plan that covers substantially all full-time employees of the Company eligible to participate.
The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("REISA"), and Section 401(K) if the Internal Revenue Code. The Company may elect to make contributions for the benefit of the participants in the Plan, based on semi-annual resolutions of the Board of Directors. The Company made contributions for the benefit of the participants in the Plan in the amount of $ 1,425 for the year ended December 31,1995

	The Company offers a medical insurance plan for all full-time employees of the Company. The Company has no pension, profit sharing or insurance program for the benefit of its directors, officers or employees.

Director Compensation

	No officer or director of the Company receives any cash compensation for services as a director. Non-management directors receive reasonable expenses incurred for attendance at meetings of the Board of Directors.

                      CERTAIN RELATIONSHIPS AND
                        RELATED TRANSACTIONS

Share Issuances

	In February 1994, the Company sold 3,333,3334 shares of the Company's Common Stock at a price of $.06 per share, for a total of $200,000. This private placement sale of stock was made to Mr. John Pappajohn and Edgewater Private Equity Fund L.P. In October 1994, the Company sold 7,600,000 shares of the Company's Common Stock at a price of $.05 per share. This private placement sale included the sale of stock to Mr. John Pappajohn, Edgewater Private Equity Fund L.P., Mr. Thomas Gephart and Mr. Jordan Issackedes. The Company extended certain incidental registration rights to the shareholders in connection with these private placements.

	In February 1994, the Company granted Mr. John Pappajohn a warrant to purchase 1,000,000 shares of the Company's Common
Stock at an exercise price of $.08 per share, in August 1994 granted Mr. Pappajohn a warrant to purchase 900,000 shares of the Company's Common Stock at an exercise price of $.05 per share and in July 1995 granted Mr. Pappajohn a warrant to purchase
1,000,000 shares of the Company's Common Stock at an exercise price of $.035 per share. These warrants were issued in consideration for the letter of credit issued by Mr. Pappajohn to collateralize a line of credit of the Company.

	In February 1994, pursuant to the terms of his employment by the Company, the Company granted Mr. Thomas E. Gibbs (1) an option to purchase 1,500,000 shares of the Company's Common Stock at an exercise price of $.08 per share, and (2) 1,000,000 shares of Common Stock. In July, 1995, the Company granted an option to Mr. Gibbs to purchase 1,500,000 shares of its Common Stock at a price of $.035 per share and the Company canceled the option issued to Mr. Gibbs in February 1994 to purchase 1,500,000 shares of its Common Stock and issued a new option to Mr. Gibbs to purchase 1,500,000 shares of its Common Stock at a price of $.035 per share.

	In August 1994, the Company issued 1,750,640 shares of its Common Stock when it converted a $50,000 note payable to Ventana
Growth Fund and a $35,000 note payable to Mr. John Pappajohn.
This debt was converted at a rate of $.05 per share.



                    RATIFICATION OF SELECTION OF
                   INDEPENDENT PUBLIC ACCOUNTANTS

	The Board of Directors appointed the firm Grant Thornton LLP as the independent public accountants of the Company for the fiscal year 1996 and recommends to the shareholders that they vote for ratification of this appointment. Grant Thornton LLP was engaged as the Company's independent accountants in December, 1993. Such firm audited the financial statements of the Company for the years ended December 31, 1995, 1994 and 1993, including the audited financial statements dated December 31, 1995 filed by the Company with the Securities and Exchange Commission in its Annual Report on Form 10-KSB.

	Representatives of the firm Grant Thornton LLP, may be present at the Annual Meeting and, if present, will be available to make a statement if they desire to do so and to respond to appropriate shareholder' questions.

	In connection with its audits of the financial statements of the Company's 1993, 1994 and 1995 fiscal years, there have been no reportable disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures.

                        OTHER BUSINESS

	Management of the Company knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their judgment on such matters.

            SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

	Shareholder proposals intended for presentation at the Company's next Annual Meeting must be received by the Company at its principal executive offices in Irving, Texas, no later than January 3, 1997.

                   ANNUAL REPORT TO SHAREHOLDERS

	The Company's Annual Report to Shareholders, which includes financial statements, is enclosed with this Proxy Statement.


                             FRONT OF CARD

PROXY					                                                          				PROXY

                    UNITED SYSTEMS TECHNOLOGY, INC.
              ANNUAL MEETING OF SHAREHOLDERS - June 26, 1996

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 The undersigned hereby appoints Thomas E. Gibbs and Randall L. McGee severally as proxies, each with the power to appoint his substitute, and hereby authorizes then to represent and vote, as designated below, all of the votes to which the undersigned shares of United Systems Technology, Inc. are entitled at the Annual Meeting of Shareholders of the Company and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement, dated
May 17, 1996, receipt of which is hereby acknowledged.

1.  ELECTION OF DIRECTORS
 [  ] FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)
 [  ] WITHHOLD AUTHORITY	to vote for all nominees below

INSTRUCTIONS:  TO withhold authority to vote for any nominee below, strike a line through the nominee's name:
     Thomas E. Gibbs, Jordan Issackedes, David G. Sengpiel, Scott A. Burri, Earl H. Cohen

2. Ratification of Grant Thornton LLP as Independent Public Accountants for the Company:

    [ ]	FOR		           [ ] AGAINST       [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.


                              BACK OF CARD


This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no indication is made, this proxy will be voted for all nominees for director and for Proposal 2.


                          	Please singe exactly as your name appears hereon.
                           When the shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

                      					___________________________________________

                                   							Signature

                      					___________________________________________

                            							Signature, if held jointly

                      					Dated: ______________________, 1996

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.